Exhibit 10.2

***Text Omitted and Filed Separately

With Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Section 200.80(b)(4)

and 240.24b-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	23
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
0019	See Block 16C	OS139427
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201	ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(x)	9A. AMENDMENT OF SOLICITATION NO.
CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246
9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100013C

10B. DATED (SEE ITEM 13) 02/16/2011
CODE 1377270	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers            ☐ is extended.    ☐ is not extended Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) Net Increase: $16,951,226.00 ..2014.1992003.25106
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒	D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties and FAR Clause 52.217-9.
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:             33-0903395

DUNS Number:      121785997

A.             The purpose of this modification is for the Government to both bilaterally re-establish and exercise Option 2/CLIN 0003 of the contract in accordance with the terms and conditions of both Option 2/CLIN 0003 and the contract. The Government and the Contractor hereby bilaterally modify this contract for the purposes of both re-establishing and exercising the total amount of Option 2/CLIN 0003 in the amount of:

Total Estimated Cost: $[…***…]

Total Fixed Fee: $[…***…]

Total Estimated Cost Plus Fixed Fee: $16,951,226.00

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Michael Rogers, Chief Development Officer	ETHAN J. MUELLER
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Michael Rogers ______________________	___________________________________________
(Signature of person authorized to sign)	8/27/14	(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0019				PAGE OF
					2	23
NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

The total period of performance of Option 2/CLIN 0003 under the contract is from 1 September 2014 through 30 November 2015.

1.  This modification hereby results in an increase in the total amount of the contract from $36,262,373.00 by $16,951,226.00 to $53,213,599.00 as well as the following:

Total Estimated Cost of the Contract: From $[…***…] By $[…***…] To $[…***…].

Total Fixed Fee of the Contract: From $[…***…] By $[…***…] To $[…***…].

Total Estimated Cost Plus Fixed Fee of the Contract: From $36,262,373.00 By $16,951,226.00 To $53,213,599.00.

2.  Block 15G of the SF 26, the amount of $36,262,373.00 shall be changed to $53,213,599.00.  In Block 14 of the SF 26, the following CAN Number is added:

Appropriation Year: 2014, Object Class: 25106, CAN# 1992003 $16,951,226.00

3.  As a result, Attachment 1, Statement of Work dated 23 May 2013, under PART III, LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS, SECTION J - LIST OF ATTACHMENTS is hereby deleted and replaced with the attached Statement of Work dated 31 July 2014.  The efforts within Option 2/CLIN 0003 that involve […***…] and […***…] cannot be performed until the receipt and approval of all required Protocols by BARDA inclusive of all IRB, OHRP approvals and any required Ethics Approvals for any clinical trials/studies and any required approved OLAW Assurances and IIA approvals from OLAW for any non clinical animal studies.

4.  The incorporation of the attached Statement of Work (SOW) changes in the paragraph above also result in the incorporation of the attached changes into the contract into WBS Milestones/Deliverables and Technical Deliverables and Contract Milestones and Go/No Go Decision Gates dated 31 July 2014 under Article F.2. Deliverables.

5.  Total expenses for all domestic and foreign travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $[…***…] during the base segment/CLIN 0001, $[…***…] during Option Period 1/CLIN 0002 and $ […***…] during Option Period 2/CLIN 0003 without the prior written approval of the Contracting Officer.

6.  The first and second sentences in Article G.7. INDIRECT COST RATES of the contract are replaced with the following:

The following rates will be utilized for billing purposes during both the base period/CLIN 0001, Option 1/CLIN 0002 and Option 2/CLIN 0003 ONLY.

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0019				PAGE OF
					3	23
NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

FY 11 (Retroactive Adjustment base period/CLIN 0001 ONLY) - Fringe Benefits at […***…]% and Indirect at […***…]%.

FY 12 and FY 13 (Retroactive Adjustment and Billing, base period/CLIN 0001 ONLY and Billing, Option 1/CLIN 0002 and Option 2/CLIN 0003 ONLY) - Fringe Benefits at […***…]% and Indirect at […***…]%.

7.  The total amount and scope of all other CLINs that are currently being performed under the contract remain unchanged. This modification does not exercise any unexercised Option CLINs under the contract and does not authorize any performance of efforts under any unexercised Option CLINs under the contract.  In addition, the total amount, scope and period of performance of all unexercised Option CLINs under the contract remain unchanged. This modification also confirms that all activities under the base period of performance CLIN 0001 were completed as of 31 May 2013.  The period of performance for Option 1/CLIN 0002 of Contract Number HHSO100201100013C ONLY is hereby changed from 1 June 2013 through 31 August 2014 to 1 June 2013 through 31 October 2014, at no additional cost to the Government.  The total amount and scope of Option 1/CLIN 0002 of Contract Number HHSO100201100013C remains unchanged.

8.  The following clause is hereby added to Article I.1, Section I Contract Clauses of the contract:

HHSAR 352.231-70 Salary Rate Limitation (Aug 2012)

B.  This is a bilateral modification.  All other terms and conditions contract number HHSO100201100013C remain unchanged.

Delivery: 11/30/2015

Delivery Location Code:   HHS

HHS

200 Independence Avenue, SW

Washington DC 20201 US

Appr. Yr.: 2014 CAN: 1992003 Object Class: 25106

FOB: Destination

Period of Performance: 02/16/2011 to 11/30/2015

Change Item 3 to read as follows(amount shown is the obligated amount):

[…***…]

Reports and Other Data Deliverables.

					16,951,226.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

***Confidential Treatment Requested

BARDA Broad Agency Announcement (BAA)

(CBRN-BAA-10-100-SOL-00012)

Advanced Research and Development of Chemical, Biological, Radiological, and

Nuclear Medical Countermeasures

DEVELOPMENT OF CMX-001 FOR THE TREATMENT OF SMALLPOX

Topical Area of Interest No. 3, Antimicrobial Drugs

Contractual Statement of Work

1.	PREAMBLE

Independently and not as an agency of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work submitted in response to the BARDA Broad Agency Announcement (BAA) CBRN-BAA-10-100-SOL-00012.

In accordance with FAR 52.243-2, Changes-Cost Reimbursement (Alt. V), the Government reserves the right to modify the milestones, progress, schedule, budget, or to add or delete deliverables, process, or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made.

1.0	Overall Objectives and Scope

The overall objective of this contract is to advance the development of CMX-001 as a broad-spectrum therapeutic antiviral for the treatment of smallpox infections and dsDNA viruses. The scope of work for this contract includes preclinical, clinical and manufacturing development activities that fall into the following areas: non-clinical efficacy studies; clinical activities; manufacturing activities; and all associated regulatory, quality assurance, management, and administrative activities. The Research and Development (R&D) effort for the antiviral will progress in specific stages that cover the base performance segment and four (4) option segments as specified in this contract. The Contractor must complete specific tasks required in each of the five discrete work segments. The scope of work has been broken into the following five phases which are discrete work segments:

I.	[…***…]
II.	[…***…]
III.	[…***…]
IV.	[…***…]
V.	[…***…]

***Confidential Treatment Requested

1

2.	PHASE I: […***…]

Research and development of CMX-001 for the treatment of smallpox and dsDNA viruses to include the following activities: […***…]. The contractor shall carry out the following tasks and subtasks and in accordance with an agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9 below) which shall further detail the conduct of the specific tasks and subtasks.

2.1	Program Management

The Contractor shall provide for the following as outlined below and in the contract deliverables list (Article F.2):

2.1.1	The overall management, integration and coordination of all contract activities, including a technical and administrative infrastructure to ensure the efficient planning, initiation, implementation, and direction of all contract activities;

2.1.2	A Principal Investigator (PI) responsible for project management, communication, tracking, monitoring and reporting on status and progress, and modification to the project requirements and timelines, including projects undertaken by subcontractors; The contract deliverables list (reference), identifies all contract deliverables and reporting requirements for this contract.

2.1.3	Project Manager(s) with responsibility for monitoring and tracking day-to-day progress and timelines, coordinating communication and project activities; costs incurred; and program management; The contract deliverables list (reference), identifies all contract deliverables and reporting requirements for this contract.

2.1.4	A BARDA Liaison with responsibility for effective communication with the Project Officer and Contracting Officer.

2.1.5	Administrative and legal staff to provide development of compliant subcontracts, consulting, and other legal agreements, and ensure timely acquisition of all proprietary rights, including IP rights, and reporting all inventions made in the performance of the project.

2.1.6	Administrative staff with responsibility for financial management and reporting on all activities conducted by the Contractor and any subcontractors.

***Confidential Treatment Requested

2

2.1.7	Contract Review Meetings.
2.1.7.1	The Contractor shall participate in regular meetings to coordinate and oversee the contract effort as directed by the Contracting and Project Officers. Such meetings may include, but are not limited to, meeting of the Contractors and subcontractors to discuss clinical manufacturing progress, product development, product assay development, scale up manufacturing development, clinical sample assays development, preclinical/clinical study designs and regulatory issues; meetings with individual contractors and other HHS officials to discuss the technical, regulatory, and ethical aspects of the program; and meeting with technical consultants to discuss technical data provided by the Contractor.
2.1.7.2	The Contractor shall participate in teleconferences every two weeks between the Contractor and subcontractors and BARDA to review technical progress. Teleconferences or additional face-to-face meetings shall be more frequent at the request of BARDA.
2.1.8	Integrated Master Schedule
2.1.8.1	Within 30 calendar days of the effective date of the contract, the Contractor shall submit a first draft of an updated Integrated Master Schedule in a format agreed upon by BARDA to the Project Officer and the Contracting Officer for review and comment. The Integrated Master Schedule shall be incorporated into the contract, and will be used to monitor performance of the contract. Contractor shall include the key milestones and Go/No Go decision gates. The IMS for the period of performance will be mutually agreed upon at the PMBR
2.1.9	Integrated Master Plan
2.1.9.1	Work Breakdown Structure: The Contractor shall utilize a WBS template agreed upon by BARDA for reporting on the contact. The Contractor shall expand and delineate the Contract Work Breakdown Structure (CWBS) to a level agreed upon by BARDA as part of their Integrated Master Plan for contract reporting. The CWBS shall be discernable and consistent. BARDA may require Contractor to furnish WBS data at the work package level or at a lower level if there is significant complexity and risk associated with the task.
2.1.9.2	GO/NO-GO Decision Gates: The Integrated Master Plan outlines key milestones with “Go/No Go” decision criteria (entrance and exit criteria for each phase of the project). The project plan should include, but not be limited to, milestones in manufacturing, non-clinical and clinical studies, and regulatory submissions.
2.1.9.3	Earned Value Management System Plan: Subject to the requirements under HHSAR Clause 352.234-4, the Contractor shall use principles of Earned Value Management System (EVMS) in the management of this contract. The Seven Principles are:
I.	Plan all work scope for the program to completion.

3

II.	Break down the program work scope into finite pieces that can be assigned to a responsible person or organization for control of technical, schedule, and cost objectives.
III.	Integrate program work scope, schedule, and cost objectives into a performance measurement baseline plan against which accomplishments may be measured. Control Changes to the baseline.
IV.	Use actual cost incurred and recorded in accomplishing the work performed.

V.	Objectively assess accomplishments at the work performance level.
VI.	Analyze significant variances from the plan, forecast impacts, and prepare an estimate at completion based on performance to date and work to be performed.
VII.	Use earned value information in the company’s management processes.

Elements of EVMS shall be applied to all Cost Plus Fixed Fee CLINs as part of the Integrated Master Project Plan, the Contractor shall submit a written summary of the management procedures that it will establish, maintain and use to comply with EVMS requirements.

2.1.10	Decision Gate Reporting: On completion of a stage of the product development, as defined in the agreed upon Integrated Master Schedule and Integrated Master Plan, the Contractor shall prepare and submit to the Project Officer and the Contracting Officer a Decision Gate Report that contains (i) sufficient detail, documentation and analysis to support successful completion of the stage according to the predetermined qualitative and quantitative criteria that were established for Go/No Go decision making; and (ii) a description of the next stage of product development to be initiated and a request for approval to proceed to the next stage of product development.

2.1.11	Risk Management Plan: The Contractor shall develop a risk management plan within 90 days of contract award highlighting potential problems and/or issues that may arise during the life of the contract, their impact on cost, schedule and performance, and appropriate remediation plans. This plan should reference relevant WBS elements where appropriate. Updates to this plan shall be included every three months (quarterly) in the monthly Project Status Report.

4

2.1.12	Performance Measurement Baseline Review (PMBR): The Contractor shall submit a plan for a PMBR to occur within 90 days of contract award. At the PMBR, the Contractor and BARDA shall mutually agree upon the budget, schedule and technical plan baselines (Performance Measurement Baseline). These baselines shall be the basis for monitoring and reporting progress throughout the life of the contract. The PMBR is conducted to achieve confidence that the baselines accurately capture the entire technical scope of work, are consistent with contract schedule requirements, are reasonably and logically planned, and have adequate resources assigned. The goals of the PMBR are as FOLLOWS:

I.	Jointly assess areas such as the Contractor’s planning for complete coverage of the SOW, logical scheduling of the work activities, adequate resources, and identification of inherent risks
II.	Confirm the integrity of the Performance Measurement Baseline (PMB)
III.	Foster the use of EVM as a means of communication
IV.	Provide confidence in the validity of Contractor reporting
V.	Identify risks associated with the PMB
VI.	Present any revised PMBs for mutual agreement
VII.	Present an Integrated Master Schedule: The Contractor shall deliver an initial program level Integrated Master Schedule (IMS) that rolls up all time-phased WBS elements down to the activity level. This IMS shall include the dependencies that exist between tasks. This IMS will be agreed to and finalized at the PMBR. DI-MGMT-81650 may be referenced as guidance in creation of the IMS (see http://www.acq.osd.mil/pm/).
VIII.	Present the Risk Management Plan

2.1.13	Deviation Request: During the course of contract performance, in response to a need to change IMS activities as baselined at the PMBR, the Contractor shall submit a Deviation Report. This report shall request a change in the agreed-upon IMS and timelines. This report shall include: (i) discussion of the justification/rationale for the proposed change; (ii) options for addressing the needed changes from the agreed upon timelines, including a cost-benefit analysis of each option; and (iii) recommendations for the preferred option that includes a full analysis and discussion of the effect of the change on the entire product development program, timelines, and budget.

2.1.14	Monthly and Annual Reports: The Contractor shall deliver Project Status Reports on a monthly basis. The reports shall address the items below cross referenced to the WBS, SOW, IMS, and EVM:
I.	Executive summary highlighting the progress, issues, and relevant activities in manufacturing, non-clinical, clinical, and regulatory;
II.	Progress in meeting contract milestones, detailing the planned progress and actual progress during the reporting period, explaining any differences between the two and corrective steps;

5

III.	Updated IMS;
IV.	Updated EVM;
V.	Updated Risk Management Plan (Every 3 months);
VI.	Three month rolling forecast of planned activities;
VII.	Progress of regulatory submissions;
VIII.	Estimated and actual expenses;

2.1.15	Data Management: The Contractor shall develop and implement data management and quality control systems/procedures, including transmission, storage, confidentiality, and retrieval of all contract data;
2.1.15.1	Provide for the statistical design and analysis of data resulting from the research;
2.1.15.2	Provide raw data or specific analyses of data generated with contract funding to the Project Officer, upon request.

2.2	Non-Clinical Toxicology
2.2.1	N/A (no scope)

2.3	Non-Clinical
2.3.1	Develop and validate […***…] to lower […***…].
2.3.2	[…***…]: Conduct […***…] studies including […***…] studies, […***…], and […***…] studies in […***…].
2.3.3	[…***…]
2.3.3.1	Conduct […***…] study in […***…].
2.3.3.2	Conduct […***…] studies including […***…] studies, […***…] studies including […***…] for CMX-001 and […***…] in […***…].
2.3.4	Use of […***…] as a CMX-001 Surrogate in […***…] Studies.
2.3.4.1	Dose […***…] with […***…] to identify the concentration of the […***…] in […***…] associated with […***…] of […***…].
2.3.5	Scaling of […***…] to […***…] by conducting studies with […***…] to determine […***…] in […***…].
2.3.6	[…***…] determination of CMX001, […***…] and […***…] in the […***…].
2.3.7	Conduct […***…] experiments to demonstrate […***…] following effective […***…] prior to […***…].
2.3.8	Conduct studies to optimize […***…] in […***…].
2.3.9	Conduct CMX001 […***…] study in […***…] at a dose of CMX001 equivalent or less than […***…] with treatment beginning at the […***…]

***Confidential Treatment Requested

6

2.4	Clinical
2.4.1	Measurement of […***…] levels in […***…] and correlate the […***…] levels to studies conducted in […***…].
2.4.2	Conduct expanded access protocol ([…***…]).
2.4.3	Analyze data and provide a Final Report for […***…] evaluation of CMX001 in patients ([…***…])

2.5	Regulatory
2.5.1	Engaging the FDA on a path to support the treatment of smallpox indication with CMX-001
2.5.2	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review EUA and/or all other data packages;
2.5.3	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final minutes of any informal meeting with the FDA;
2.5.4	Obtain FDA concurrence on the feasibility of the proposed […***…] with CMX001/[…***…]/[…***…] in the […***…] ([…***…]), including FDA feedback on […***…] and review of data for the first […***…] enrolled in the […***…] sub-study
2.5.5	Develop and submit a revised […***…] for CMX001 for Treatment of Smallpox, including […***…] for FDA review and comment, and revise the […***…] as requested by FDA

2.6	CMC
2.6.1	Validation of the […***…] process: Validation of the process to demonstrate the […***…] of a […***…] of acceptable quality will be performed.
2.6.2	Validation of the […***…] process to produce […***…]: Validation of the process to demonstrate the […***…] of a […***…] of acceptable quality will be performed.

3.	PHASE II: […***…]

Research and development of CMX001 for the treatment of smallpox to include the following activities: […***…]. The contractor shall carry out the following tasks and subtasks and in accordance with the agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

***Confidential Treatment Requested

7

3.1	Program Management (consistent with section 2.1)
3.1.1	Program management scope in BASE year is consistent with program management scope in each option year.

3.2	Non-Clinical toxicology
3.2.1	N/A (no scope)

3.3	Non-Clinical
3.3.1	Quantify […***…] concentrations in […***…] from […***…].
3.3.2	Determine […***…] for CMX001 in […***…] in […***…].
3.3.3	Scaling of […***…] to […***…] - Review with BARDA and FDA the […***…] generated to support scaling between […***…] and […***…] using […***…] as well as comparisons of […***…] in the […***…].
3.3.4	Determine […***…] for CMX001 in […***…] in […***…].
3.3.5	Conduct […***…].
3.3.6	Conduct […***…] and […***…]
3.3.7	Chimerix will provide […***…] for the […***…] and […***…] conducted under […***…]

3.4	Clinical
3.4.1	N/A (No scope)

***Confidential Treatment Requested

8

3.5	Regulatory
3.5.1	Engaging the FDA on a path to support the treatment of smallpox indication with CMX001
3.5.2	Generating all necessary documentation for […***…]. [[…***…]]
3.5.3	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review EUA (if needed) and/or all other data packages;
3.5.4	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA relating to the smallpox program; (ii) final draft minutes of any informal meeting with the FDA relating to the smallpox program.

3.6	CMC
3.6.1	N/A (No scope)

4.	PHASE III: […***…]

Research and development of CMX001 for the treatment of smallpox and dsDNA viruses to include the following activities: […***…] Study, […***…] Study, […***…]. The contractor shall carry out the following tasks and subtasks and in accordance with agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

4.1	Program Management (Consistent with section 2.1)
4.1.1	Program management scope in BASE year is consistent with program management scope in each option year.

4.2	Non- Clinical toxicology
4.2.1	N/A (no scope)

***Confidential Treatment Requested

9

4.3	Non-Clinical
4.3.1	[…***…] studies: A […***…] study will be conducted with the […***…] of CMX001 selected based on the results of the […***…] and […***…] studies. […***…] will be […***…] to receive […***…] beginning at the […***…] or the FDA agreed upon trigger for treatment. The first […***…] study will be a […***…] study of CMX001 in the […***…] model. A study will be conducted with an […***…] of CMX001 to determine the […***…] after observation of the FDA agreed upon trigger for treatment. These studies will include […***…] and […***…]. The primary endpoint will be […***…].
4.3.2	[…***…] study of CMX001 in the […***…]: The […***…] study will compare […***…] with […***…] agreed upon with FDA. The studies will include […***…] and […***…] agreed upon with the FDA. The primary endpoint will be […***…].
4.3.3	Conduct additional studies in […***…] to determine […***…] and […***…] for CMX001 at […***…].
4.3.4	Conduct […***…] of […***…].

4.4	Clinical
4.4.1	Clinical […***…] study to evaluate […***…] used in previous clinical studies and […***…] developed for NDA. This study will […***…] to […***…] to determine if […***…] are comparable.

4.5	Regulatory
4.5.1	Generating all necessary data and preparing documentation for an […***…] meeting submissions to regulatory agencies;
4.5.2	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including the […***…] Meeting, meetings to review […***…], EUA (if needed) and/or all other data packages;
4.5.3	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA relating to this Contract; (ii) final draft minutes of any informal meeting with the FDA;
4.5.4	Preparing an […***…] submission […***…].

***Confidential Treatment Requested

10

4.6	CMC
4.6.1	[…***…] in order to generate […***…] for registration and clinical trial supplies.

5.	PHASE IV: […***…]

Research and development of CMX-001 for the treatment of smallpox to include the following activities: […***…], […***…] studies and phase I […***…] study. The contractor shall carry out the following tasks and subtasks and in accordance with agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

5.1	Program Management (Consistent with section 2.1)
5.1.1	Program management scope in BASE year is consistent with program management scope in each option year.

5.2	Non-Clinical toxicology
5.2.1	N/A (no scope)

5.3	Non-Clinical
5.3.1	[…***…] studies. […***…] will be randomized to receive […***…] beginning at the […***…]. These studies will include […***…] and […***…] as well as […***…] including […***…]. The primary endpoint will be […***…]
5.3.2	[…***…] Studies. This study will determine the […***…] at the […***…]. […***…] and […***…] at the […***…]. The primary endpoint will be […***…]. If FDA requires a […***…] in the […***…] studies, the […***…] study may not be needed.
5.3.3	Conduct […***…] Studies. This study will determine the […***…] at the […***…]. […***…] and […***…] at the […***…].

***Confidential Treatment Requested

11

5.4	Clinical
5.4.1	Phase 3 development including […***…] study, […***…] study, phase II […***…] study. A […***…] study will be conducted to compare the […***…] of CMX001 in […***…] to […***…]. A […***…] study will be conducted to compare the […***…] of CMX001 when […***…]. A […***…] study will be conducted (if required) to […***…] to support an NDA.
5.4.2	Measurement of […***…] in […***…] and correlate the […***…] to studies conducted in […***…] (if required).
5.4.3	Compile […***…] for NDA submission. A […***…] collected from all CMX001 clinical studies, irrespective of indication, will be populated and analyzed in order to support an NDA for smallpox.

5.5	Regulatory
5.5.1	Generating all necessary data and preparing documentation for NDA submissions to regulatory agencies;
5.5.2	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review IND, EUA and/or all other data packages;
5.5.3	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final draft minutes of any informal meeting with the FDA

5.6	CMC
5.6.1	[…***…]. […***…] of the process to demonstrate the […***…] of a […***…] will be performed.

6.	PHASE V: […***…]

7.

Research and development of CMX-001 for the treatment of smallpox to include the following activities: […***…]. The contractor shall carry out the following tasks and subtasks and in accordance with an agreed upon Integrated Master Schedule and Integrated Master Plan (defined in 2.1.8 and 2.1.9) which shall further detail the conduct of the specific tasks and subtasks.

7.1	Program Management (Consistent with section 2.1)
7.1.1	Program management scope in BASE year is consistent with program management scope in each option year.

***Confidential Treatment Requested

12

7.2	Non-Clinical toxicology
7.2.1	N/A (no scope)

7.3	Non-Clinical
7.3.1	[…***…] Studies. This study replicates […***…] if a larger sample size is necessary to achieve a […***…] result.

7.4	Clinical
7.4.1	Compile […***…]. A database of […***…] data collected from all CMX001 clinical studies, irrespective of […***…], will be populated and analyzed in order to support an NDA for smallpox.

7.5	Regulatory
7.5.1	Generating all necessary data and preparing documentation for NDA submissions to regulatory agencies;
7.5.2	Submitting NDA documentation to the FDA in a timely manner, consistent with timelines set out in the contract and by the FDA.
7.5.3	Preparing materials for and requesting, scheduling and participating in all meetings with the FDA, including meetings to review IND, EUA and/or all other data packages;
7.5.4	Providing BARDA with (i) the initial draft minutes and final draft minutes of any formal meeting with the FDA; (ii) final draft minutes of any informal meeting with the FDA;

7.6	CMC
7.6.1	[…***…]. […***…] of the process to demonstrate the […***…] of a […***…] will be performed.

8.	Other Items

8.1	Facilities, Equipment and Other Resources. (Contract: Section J)

The Contractor shall provide equipment; facilities and other resources required for implementation of the SOW dated ~~January 11, 2011~~[insert approval date] to comply with all Federal and HHS regulations in:

***Confidential Treatment Requested

13

8.1.1	The […***…] and use of […***…];
8.1.2	The acquisition, handling, storage and shipment of […***…], including […***…] required for working with the […***…];
8.1.3	The […***…] of […***…] under cGMP;
8.1.3.1	The design and conduct of […***…]; and
8.1.3.2	The conduct of […***…] studies to determine […***…] of […***…]

8.1.4	Design and conduct of […***…] under GCP.

***Confidential Treatment Requested

14

REVISED MILESTONES ARTICLE F.2 DELIVERABLES

Current Milestone #	Milestone Definition	Go Criteria	No-Go Criteria	Deliverable	WBS/SOW #	Segment
1.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
2.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
3.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
4.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
5.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
6.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

7.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
8.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
9.	No longer in development plan.				N/A	N/A
10.	No longer in development plan.				N/A	N/A
11.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

12.	No longer in development plan.				N/A	N/A
13.	No longer in development plan.				N/A	N/A
14.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
15.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
16.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
17.	No longer in development plan.				N/A	N/A
18.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

19.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
20.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
21.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
22.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
23.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
24.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

25.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
26.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
BCA MILESTONE	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
NEW OPTION 1 MILESTONE TO BE ADDED TO ARTICLE F.2 DELIVERABLES OF THE CONTRACT
28.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

29.	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested